UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 22, 2025

MasTec, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Florida	001-08106	65-0829355
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 S. Douglas Road, 12th Floor

Coral Gables, Florida 33134

(Address of Principal Executive Office)

Registrant’s telephone number, including area code (305) 599-1800

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.10 Par Value	MTZ	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.04 Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans.

On August 22, 2025, MasTec, Inc. (the “Company”) received the notification described under Section 101(i)(2)(E) of the Employment Retirement Income Security Act of 1974 regarding a blackout period for the MasTec, Inc. 401(k) Retirement Plan (the “401(k) plan”). The 401(k) plan is transitioning recordkeeper services from Bank of America/Merrill Lynch to Schwab Retirement Plan Services, Inc., effective October 1, 2025. As a result of this transition, there will be a blackout period (the “Blackout Period”) during which 401(k) plan participants and beneficiaries will be temporarily unable to obtain a loan or a distribution from the 401(k) plan, contribute rollovers or submit loan checks, change existing investment elections or contribution rates or request a fund transfer, including with respect to shares of common stock, $0.10 par value per share, of the Company (“MasTec Common Stock”), as applicable. The Blackout Period is expected to begin at 4:00 pm Eastern Time on Monday, September 22, 2025 and end during the week of October 19, 2025.

On August 26, 2025, the Company sent a notice (the “Blackout Notice”) to its directors and executive officers pursuant to Section 306(a) of the Sarbanes-Oxley Act of 2002 and Section 104 of Regulation BTR under the Securities Exchange Act of 1934, as amended. The Blackout Notice informed directors and executive officers that during the Blackout Period, they will be prohibited from, directly or indirectly purchasing, selling or otherwise acquiring or transferring any MasTec Common Stock acquired in connection with their service or employment as a director or executive officer of the Company.

A copy of the Blackout Notice is attached as Exhibit 99.1. During the Blackout Period and for a period of two years after the ending date of the Blackout Period, shareholders or other interested parties may obtain, without charge, information about the actual beginning and ending dates of the Blackout Period by contacting the Company’s 401(k) plan Administrator by telephone at (305) 599-1800 or by mail at c/o 401(k) Plan Administrator, MasTec, Inc., 800 S. Douglas Road, 12th Floor, Coral Gables, Florida 33134.

ITEM 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Notice to Directors and Executive Officers dated August 26, 2025

104	The cover page of MasTec, Inc.’s Current Report on Form 8-K, formatted in Inline XBRL (included with the Exhibit 101 attachments).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MASTEC, INC.

Date: August 27, 2025	By:	/s/ Alberto de Cardenas
	Name:	Alberto de Cardenas
	Title:	Executive Vice President, General Counsel and Secretary